EXHIBIT 99.3

123 INVESTMENTS LIMITED
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF OCTOBER 28, 2025 and JANUARY 28, 2025
	2025	2025
	(Unaudited)
Assets
CURRENT ASSETS
Cash and cash equivalents	$216,861	$512,936
Accounts receivable	6,971,237	1,386,964
Inventories	4,318,865	5,076,074
Prepayments	1,454,262	439,740
Total Current Assets	12,961,225	7,415,714
NON-CURRENT ASSETS
Property, plant and equipment	421,191	323,570
Advance to a related party	3,156,556	2,789,671
Due from a related party	102,086	—
Intangible Asset	436,228	562,823
Total Non-Current Assets	4,116,061	3,676,064
TOTAL ASSETS	$17,077,286	$11,091,778

Liabilities and Shareholders' Equity
CURRENT LIABILITIES
Trade and other payables	$11,895,134	$5,941,814
Short term financing	—	2,229,359
Due to a related party	—	$45,339
Provision for taxation	946,121	945,454
NON-CURRENT LIABILITIES
Total current liabilities	$12,841,255	$9,161,965
Related parties loan	$1,773,570	—
Long term financing	2,014,334	—
Deferred tax liabilities	11,403	10,578
Total non-current liabilities	3,799,307	10,578
TOTAL LIABILITIES	$16,640,562	$9,172,544
CONTINGENCIES AND COMMITMENTS
SHAREHOLDERS' EQUITY
Authorized capital
8,578 Class A shares of $0.12394 each (£0.01 each)
28,722 Ordinary shares of $0.12394 each (£0.01 each)
627 Ordinary shares of $1.2394 each (£1.00 each)
Issued, outstanding and paid-up capital:
8,578 Class A shares of $0.12394 each (£0.01 each)	106	106
27,022 Ordinary shares of $0.12394 each (£0.01 each)	335	335
116 Ordinary shares of $1.2394 each (£1.00 each)	144	144
Total: value of shares	585	585
Accumulated other comprehensive income	162,335	52,662
Accumulated profit	273,804	1,865,987
TOTAL SHAREHOLDERS' EQUITY	436,724	1,919,234
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$17,077,286	$11,091,778

The accompanying consolidated notes are an integral part of these condensed consolidated financial statements (Unaudited).

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123 INVESTMENTS LIMITED
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) FOR THE THREE AND NINE MONTHS ENDED OCTOBER 28, 2025 AND 2024

	FOR THREE MONTHS ENDED		FOR THE NINE MONTHS ENDED
	2025	2024	2025	2024
NET SALES	8,534,942	15,737,185	24,643,648	26,188,231
Direct operating costs	(5,083,084)	(8,131,103)	(14,301,504)	(14,508,332)
Other operating costs	(3,908,058)	(4,329,400)	(10,465,570)	(12,109,453)
Depreciation and amortization	(170,010)	(79,188)	(471,854)	(237,385)
Other expenses-net	-	(213,896)	-	(342,495)
OPERATING INCOME	(626,210)	2,983,598	(595,280)	(1,009,434)
Other income	13,555	-	13,555	102,311
Finance cost	(522,511)	(158,159)	(966,812)	(704,894)
INCOME BEFORE INCOME TAXES	(1,135,166)	2,825,439	(1,548,537)	(1,612,017)
Income taxes	-	(325,691)	-	(325,691)
NET INCOME	(1,135,166)	2499,748	(1,548,537)	(1,937,708)

The accompanying consolidated notes are an integral part of these condensed consolidated financial statements (Unaudited).

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123 INVESTMENTS LIMITED
CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (UNAUDITED)
FOR THE THREE AND NINE MONTHS ENDED OCTOBER 28, 2025 and 2024

	FOR THE THREE MONTHS ENDED		FOR THE NINE MONTHS ENDED
	2025	2024	2025	2024
NET (LOSS)/INCOME	$(1,135,166)	$2,499,748	$(1,548,537)	$(1,937,708)
OTHER COMPREHENSIVE INCOME/(LOSS), NET OF TAX:
ITEM THAT WILL NOT BE RECLASSIFIED TO PROFIT OR LOSS:
Foreign currency translation adjustment	58,296	(15,628)	109,673	(49,586)
TOTAL OTHER COMPREHENSIVE INCOME/(LOSS), NET OF TAX	58,296	(15,628)	109,673	(49,586)
TOTAL COMPREHENSIVE INCOME	$(1,076,870)	$2,484,120	$(1,438,864)	$(1,987,294)

The accompanying consolidated notes are an integral part of these condensed consolidated financial statements (Unaudited).

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123 INVESTMENTS LIMITED
CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (UNAUDITED)
FOR THE THREE AND NINE MONTHS ENDED JANUARY 28, 2025 AND 2024

	Common Stock
	No. of shares				Amount				Accumulated Other Comprehensive Income/(Loss)
	Class A	Ordinary	Ordinary	Total	Class A	Ordinary	Ordinary	Total	Translation Reserve	Total	Accumulated Profit	Total Shareholders' Equity
Particulars	$0.12394 each	$0.12394 each	$1.2394 each		$0.12394 each	$0.12394 each	$1.2394 each
Balance as at January 28, 2025	8,578	27,022	116	35,716	106	335	144	$585	$52,662	$52,662	$1,865,987	$1,919,234
Net loss for the period	-						-		-		(1,548,537)	(1,548,537)
Other comprehensive loss for the period - net of tax	-	-	-	-	-	-	-	-	109,673	109,673		109,673
Total comprehensive (loss)/income for the period - net of tax	-	-	-	-	-	-	-	-	109,673	109,673	(1,548,537)	(1,438,864)
Imputed interest charged	-	-	-	-	-	-	-	-	-	-	(43,646)	(43,646)
Balance as at October 28, 2025	8,578	27,022	116	35,716	$106	$335	$144	$585	$162,335	$162,335	$273,804	$436,724

Balances at January 29, 2023	8,578	27,022	116	35,716	106	335	144	$585	$112,248	$112,248	$1,555,842	$1,668,675
Net loss for the period											(1,937,708)	(1,937,708)
Other comprehensive income-net of tax	-	-	-	-	-	-	-	-	(49,586)	(49,586)		(49,586)
Total comprehensive income for the period - net of tax	-	-	-	-	-	-	-	-	(49,586)	(49,586)	(1,937,708)	(1,987,294)
Balance as at October 28, 2024	8,578	27,022	116	35,716	106	335	144	585	62,662	62,662	(381,866)	(318,619)

Balances at July 29, 2025	8,578	27,022	116	35,716	106	335	144	$585	$104,039	$104,039	$1,452,616	$1,557,240
Net loss for the period											(1,135,166)	(1,135,166)
Other comprehensive income-net of tax	-	-	-	-	-	-	-	-	58,296	58,296		58,296
Total comprehensive income for the period - net of tax	-	-	-	-	-	-	-	-	58,296	58,296	(1,135,166)	(1,076,870)
Imputed interest charged											(43,646)	(43,646)
Balance as at October 28, 2025	8,578	27,022	116	35,716	106	335	144	585	162,335	162,335	273,804	436,724

Balances at July 29, 2024	8,578	27,022	116	35,716	106	335	144	$585	$78,290	$78,290	$(2,881,614)	$(2,802,739)
Net profit attributable for the period											2,499,748	2,499,748
Other comprehensive income-net of tax	-	-	-	-	-	-	-	-	(15,628)	(15,628)		(15,628)
Total comprehensive income for the period - net of tax	-	-	-	-	-	-	-	-	(15,628)	(15,628)	2,499,748	2,484,120
Balance as at October 28, 2024	8,578	27,022	116	35,716	106	335	144	585	62,662	62,662	(381,866)	(318,619)

The accompanying consolidated notes are an integral part of these condensed consolidated financial statements (Unaudited).

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123 INVESTMENTS LIMITED
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
FOR THE NINE MONTHS ENDED OCTOBER 28, 2025 AND 2024

For the period Oct 2025 and 2024	2025	2024
OPERATING ACTIVITIES
Net income	(1,403,335)	(1,612,016)
Adjustment for non-cash income and expenses:		-
Depreciation and amortization	471,854	237,385
Finance cost	966,812	704,894
	35,331	(669,737)
Changes in operating assets and liabilities:
Inventories	757,209	(3,664,776)
Accounts receivable	(6,238,785)	(2,378,693)
Prepayments	(1,014,522)	46,263
Due from related parties	(102,086)	3,925,550
Trade and other payables	5,908,648	587,145
Increase / (Decrease) in operating assets and liabilities:	(689,536)	(1,484,511)
Income tax paid	-	(360,618)
Finance cost paid	(350,503)	(245,203)
NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES	(1,004,708)	(2,760,069)
INVESTING ACTIVITIES
Advance to a related party against purchase of building	(366,885)	975,590
Purchase of property, plant and equipment – net	(273,501)	(544,450)
Disposal of property, plant and equipment	-	1,439,254
Purchase of Intangible Assets- net	(165,880)	(1,095,527)
NET CASH USED IN INVESTING ACTIVITIES	(806,266)	774,867
FINANCING ACTIVITIES
Proceeds from long term financing	2,014,334	365,857
Directors’ loan	1,729,924	-
Payment/Proceeds from short term borrowings	(2,229,359)	(282,044)
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,514,899	83,813
Net (Decrease)/increase in Cash and Cash Equivalents	(296,075)	(1,901,389)
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD	512,936	2,078,841
CASH AND CASH EQUIVALENTS AT END OF THE PERIOD	216,861	177,452

The accompanying consolidated notes are an integral part of these condensed consolidated financial statements (Unaudited).

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123 INVESTMENTS LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
AS OF AND FOR THE YEARS ENDED JANUARY 28, 2025 AND 2024

1. LEGAL STATUS AND NATURE OF BUSINESS

1.1 Legal Holding/Parent Company

123 Investments Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, England, LS7 1AB. The company operates as a holding company focused on premium footwear brands, delivering high-quality, design- led products through multi-channel retail, e-commerce, and strategic third-party partnerships.

Pursuant to a Plan and Agreement of Reorganization, the Company, acting through its wholly owned subsidiary, 123 Investment Limited, has undertaken a series of business combinations and acquisitions on the dates specified in Note 1.2. All acquired entities are 100% owned subsidiaries of the Company, thereby ensuring full control and consolidation within the group.

Pursuant to a plan and agreement of reorganization 123 Investments Limited acquired 100% shares of Moda Concessions Limited, Direct Footwear Limited, MIP Online 1975 Limited, MIP Employees 1975 Limited, MIP Trading 1975 Limited, MIP Stores 1975 Limited and Bonded Trading Limited. The reorganization was completed on the dates mentioned in the below table.

Prior to the reorganization, Mr. Stephen Andrew Buck owned 100% of Moda Concessions Limited, Direct Footwear Limited, MIP Online 1975 Limited, MIP Employees 1975 Limited, MIP Trading 1975 Limited, MIP Stores 1975 Limited and Bonded Trading Limited.

Mr. Stephen Andrew Buck owns 95% of 123 Investments Limited before reorganization and after the reorganization.

Accordingly, the acquisitions have been treated as a reorganization of the entities under common control as per ASC 805-50-45-5. The consolidation of 123 Investments Limited and its subsidiaries have been accounted for at historical cost and prepared on the basis as if the reorganization had been effective as of the beginning of the first period presented in the accompanying condensed consolidated financial statements as the entities were under common control.

Following are the detail of subsidiaries:

Sr #	Name of Subsidiaries	Date of acquisition
1	Moda Concessions Limited	January 12, 2017
2	Direct Footwear Limited	January 12, 2017
3	MIP Online 1975 Limited	May 11, 2024
4	MIP Employees 1975 Limited	May 28, 2024
5	MIP Trading 1975 Limited	June 05, 2024
6	MIP Stores 1975 Limited	June 27, 2024
7	Bonded Trading Limited	May 11, 2024
8	Brightlark Limited	September 01, 2025

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1.2 Legal Subsidiary Companies

1.2.1 Moda Concessions Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England. Moda Concessions Limited was founded on 7 November 2016, and this business accounts for the revenue generated by concessions located inside various department stores.

1.2.2 Direct Footwear Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England. Direct Footwear Limited was founded on 8 November 2016 and is the wholesale branch of the business. Direct Footwear Limited has an agreement to sell on the QVC television and internet shopping channel.

1.2.3 MIP Online 1975 Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England.

1.2.4 MIP Employees 1975 Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England. MIP Employees 1975 Limited was incorporated on 28 May 2024 with year ending on 31 January. The principal activities of the company include Wholesale of clothing and footwear and Retail sale of footwear in specialized stores.

1.2.5 MIP Trading 1975 Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England. MIP Trading 1975 Limited was incorporated on 05 June 2024 with year ending on 31 January. The principal activity of the business is Retail sale of footwear in specialized stores.

1.2.6 MIP Stores 1975 Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England. MIP Stores 1975 Limited was incorporated on 26 June 2024 with year ending on 31 January. The principal activity of the business is Retail sale of footwear in specialized stores. In order to expand its physical retail operations, MIP Stores 1975 Limited incorporated 14 wholly owned subsidiaries on September 01, 2025.

1.2.7 Bonded Trading Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England. Bonded Trading Limited was incorporated on 11 May 2024 with year ending on 11 May. The principal activities of the company include Wholesale of clothing and footwear.

1.2.8 Brightlark Limited

The company is a private company limited by shares, registered in England and Wales. The address of the registered office is 34 Roundhay Road, Leeds, LS7 1AB, England. Brightlark Limited was incorporated on July 04, 2016 with year ending on 04 July. The principal activities of the company include business and domestic software development.

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2. BASIS OF PREPARATION OF CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.1 Basis of Presentation

The financial information presented in the accompanying unaudited condensed consolidated financial statements, has been prepared in accordance with in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) applicable to interim financial information.. Accordingly, they do not include all of the information and footnotes required by U.S. generally accepted accounting principles (“U.S. GAAP”) for complete financial statements. In the opinion of management, the accompanying unaudited condensed consolidated financial statements and notes include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the condensed consolidated financial position, results of operations, comprehensive loss and cash flows for the periods presented. These unaudited condensed consolidated financial statements should be read in conjunction with the annual audited consolidated financial statements and notes thereto, including the Company’s accounting policies for the year ended January 28, 2025. The results of the three and nine months ended October 28, 2025 are not necessarily indicative of the results to be expected for the year ending January 28, 2026, or for any future interim period.

2.2 Basis of Consolidation

We have prepared condensed consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These financial statements have been consolidated as these entities were under common control, and include the operating results and financial condition of 123 Investments Limited, its wholly-owned subsidiaries; Moda Concessions Limited, Direct Footwear Limited, MIP Trading 1975 Limited, MIP Stores 1975 Limited, MIP Online 1975 Limited and MIP Employees 1975 Limited. All intercompany accounts and transactions have been eliminated for consolidation purposes.

2.3 Foreign Currency Translation

The Condensed Consolidated financial statements of the Company are translated from their functional currency (GBP) into U.S. dollars, the Company’s reporting currency. All foreign currency assets and liabilities are translated at the period-end exchange rate, and all revenue and expenses are translated at average exchange rates. The effects of translating the Condensed Consolidated financial statements of the company into U.S. dollars are reported as a cumulative translation adjustment, a separate component of accumulated other comprehensive income/(loss) in the consolidated statements of shareholders’ equity. Foreign currency transaction gains/losses are reported as a component of other non-operating income, net, in the consolidated statement of operations. The GBP-denominated assets and liabilities have been translated into US Dollars using the closing exchange rates of USD 1.3366 and USD 1.2399 as at October 28, 2025 and January 28, 2025, respectively. Income and expenses denominated in GBP have been translated using the average exchange rates of USD 1.3322 and USD 1.2824 for the periods ended October 28, 2025 and January 28, 2025, respectively.”

2.4 Revenue Recognition

Revenue comprises revenue recognized by the company in respect of goods supplied, exclusive of Value Added Tаx.

Revenue is accounted for in accordance with ASC 606, Revenue from Contracts with Customers. Revenue is recognized upon transfer of control of promised goods to customers in an amount that reflects the consideration expected to be received in exchange for those goods.

A five-step approach is applied in the recognition of revenue under ASC 606: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when we satisfy a performance obligation.

Revenue is derived from four primary sources: (1) Retail sale of footwear in specialized stores, (2) Wholesale of clothing and footwear, (3) Sales on the QVC television and internet shopping channel, and (4) concessions located inside various departmental stores.

All the revenue arrangements are based on contracts with customers. Individual performance obligations are accounted for separately if they are distinct within the context of the contract.

Payment of invoices is due as specified in the underlying customer agreement. Payments range from advance payments to 30 days from the invoice date. The Company’s revenue arrangements generally do not include a general right of refund for services provided.

Amounts received in advance from customers are recognized as deferred income until the related goods are delivered.

The Company is acting as a principle.

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2.5 Business Combinations

The Company accounts for business combinations under the provisions of ASC 805, Business Combinations, which requires business combinations under the common control method. Under the common control method, we recognize the business combination by combining the historical carrying amounts of the assets, liabilities, and equity of the combining entities. The financial statements reflect the assumption that the combining entities have been operating as a single economic entity throughout the period of common control. No fair value adjustments are made to the carrying amounts of the combining entities’ assets, liabilities, and equity, as the transaction is considered a transfer of ownership interests between entities under common control. Acquisition related expenses are recognized separately from the business combinations and are expensed as incurred.

The Plan and Agreement of Reorganization has been disclosed in note 1.

2.6 Income Taxes

Income tax expense includes U.K income taxes, and interest and penalties on uncertain tax positions. The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the condensed consolidated financial statement carrying amounts and the tax bases of its assets and liabilities. The Company establishes valuation allowances if it believes that it is more-likely-than-not that some or all of its deferred tax assets will not be realized. The Company does not recognize a tax benefit unless it concludes that it is more- likely-than-not that the benefit will be sustained on audit by the taxing authority based solely on the technical merits of the associated tax position. If the recognition threshold is met, the Company recognizes a tax benefit measured at the largest.

2.7 Fair Value Measurements

ASC 820, Fair Value Measurement, requires the disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. The Company follows a fair value measurement hierarchy to measure financial instruments. The fair value of the Company’s financial instruments is measured using inputs from the three levels of the fair value hierarchy as follows:

Level 1 – inputs are based upon unadjusted quoted prices for identical instruments in active markets.

Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. the Black-Scholes model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models.

Other current financial assets include cash and cash equivalent, accounts receivable, due from a related party, prepayment and Inventories whereas the current financial liabilities include trade and other payables, short-term borrowing, due to a related party and provision for taxation have fair values that approximate their carrying values.

2.8 Inventories

Inventories are stated at average cost, subject to the lower of cost or net realizable value.

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2.9 Accounts Receivable

In accordance with Accounting Standards Codification (“ASC”) Topic 326, Financial Instruments - Credit Losses, the Company estimates and records an expected lifetime credit loss on accounts receivable by utilizing credit ratings and other customer-related information, as well as historical loss experience. The allowance for expected credit losses is adjusted for current conditions and reasonable and supportable forecasts.

2.10 Prepayments

Prepayments represent expenditures paid in advance for goods or services to be received in future periods. These are initially recorded as assets and subsequently expensed over the period to which they relate, in accordance with the matching principle. Prepayments are classified as current assets unless the underlying benefit extends beyond one year, in which case they are classified as non-current. Common prepayments include insurance, rent, and service contracts.

2.11 Related Party Transactions and Balances

Transactions with related parties are carried out at arm’s length and in the normal course of business. Balances with related parties are stated at cost and are settled in accordance with the agreed terms. Related party transactions and balances have been disclosed in note 22 to the condensed financial statements.

2.12 Property, Plant and Equipment

Property, plant and equipment classified as property, plant and equipment are stated at cost less accumulated depreciation and any identified impairment loss. Additions are stated at cost less accumulated depreciation and any identified impairment loss. Cost in relation to self-constructed assets includes direct cost of material, labor and other allocable expenses.

Depreciation on owned assets is charged to the statement of operations on straight line method so as to write off the cost or revalued amount of an asset over its estimated useful life.

Depreciation on additions is charged from the month in which the assets are available for use while no depreciation is charged in the month in which the assets are disposed off. Depreciation method, residual value and useful lives of assets are reviewed at least at each financial year end and adjusted if impact on depreciation is significant.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount.

The gain or loss on disposal of an asset represented by the difference between the sale proceeds and the carrying amount of the asset is recognized as an income or expense under "Other expenses" in the Consolidated Statement of Operations.

2.13 Intangible Assets

Intangible assets are initially recognized at cost. Subsequent to initial recognition, intangible assets are carried at cost less accumulated amortization and any accumulated impairment losses, if any. The Company recognizes intangible assets only if they are identifiable, the Company has control over the asset, and it is probable that the expected future economic benefits attributable to the asset will flow to the Company.

Intangible assets include brand name and software.

Intangible assets are amortized on a straight-line basis over their estimated useful lives, reflecting the pattern in which the asset’s economic benefits are consumed. The estimated useful lives of these assets are reviewed periodically, and adjustments are made as necessary when events or changes in circumstances indicate that the useful life or residual value has changed.

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Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Intangible assets are derecognized upon disposal or when no future economic benefits are expected from their use. Any resulting gain or loss is recognized in the statement of operations in the period of derecognition.

2.14 Short-Term Financing

Short-term financing consists of borrowings and credit facilities that are due within twelve months from the reporting date. These liabilities are initially recognized at the amount of proceeds received and are subsequently measured at amortized cost. Interest and other borrowing costs are recognized in the income statement over the term of the facility using the effective interest method. The Company discloses the terms, interest rates, maturities, and any covenants associated with such arrangements in accordance with U.S. GAAP and SEC disclosure requirements.

2.15 Use of Estimates

The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions made by management include, but are not limited to: (1) impairment of long-lived assets, (2) depreciable lives of assets and (3) allowance for credit losses. Actual results could significantly differ from those estimates.

2.16 Recent Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) and are adopted by us as of the specified effective date. Unless otherwise discussed, we believe that the impact of recently adopted and recently issued accounting pronouncements will not have a material impact on our consolidated financial position, results of operations and cash flows.

In December 2023, the FASB issued ASU2023-09, Income Taxes (Topic740): Improvements to Income Tax Disclosures (ASU2023-9), which enhances the disclosures required for income taxes in annual financial statements. ASU2023-09 is effective for us for the year ending 2026 on a prospective basis. Both early adoption and retrospective application are permitted. We are currently evaluating the impact of our pending adoption of ASU 2023-09 on our condensed financial statements.

3. CASH AND CASH EQUIVALENTS

	October 28	January 28
	2025	2025
Cash at bank
Current account	215,828	509,730
	215,828	509,730
Cash in hand	1,033	3,206
	216,861	512,936

4. ACCOUNTS RECEIVABLE

Considered good – unsecured	7,287,465	1,557,990
Less: provision for credit losses	(316,228)	(171,026)
	6,971,237	1,386,964

Provision for doubtful accounts receivable has been approximately $145,202 and $171,026 for the period ended October 28, 2025 and year ended January 28, 2025 respectively.

5. INVENTORIES

Finished goods	4,318,865	5,076,074

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6. PROPERTY, PLANT AND EQUIPMENT

Leasehold improvements	164,341	-
Plant and equipment	5,564	-
Fixture and fittings	516,006	421,250
Motor Vehicle	122,178	113,338
Computers Equipment	20,049	107,358
	828,138	641,946
Less: Accumulated depreciation	(406,947)	(318,376)
	421,191	323,570

The class wise useful life of the fixed assets is as under:

Assets	Useful lives in years
Leasehold improvements	5
Plant and machinery	5
Fixture and fittings	5
Motor vehicles	5
Computer equipment	5

6.1 Addition of assets

	October 28 2025	January 28 2025
Leasehold improvements	164,341	41,337
Plant and equipment	5,564
Fixture and fittings	94,756	117,582
Motor Vehicle	8,840	113,338
Computers Equipment	-	159,108
	273,501	431,365

Depreciation of $170,011 and $79,188 was charged for the periods ended October 28, 2025 and October 28, 2024, respectively

7. INTANGIBLE ASSETS – NET

Software	-	-
Brand	728,703	613.989
	-	-
Less: Accumulated amortization	(292,474)	(51,166)
	436,228	562,823
Software
Opening balance		85,341
Addition		2,083
Disposal		(87,724)
	-	-
Less: Accumulated amortization	-	-
	-	-
Brand
Opening balance	562,823	-
Addition	165,880	613,989
	728,703	613,989
Less: Accumulated amortization	(292,474)	(51,166)
	436,228	562,823

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8. ADVANCE TO A RELATED PARTY

	October 28	January 28
	2025	2025
Advance to a related party	3,156,556	2,789,671

The balance represents funds advanced to the Director of 123 Investment Limited as consideration for the acquisition of his property, which is intended to be transferred in the name of the Company. The property currently houses the registered office and principal place of business of the Company. The total consideration of the building is $4.01 million (£3 million).

9. DUE FROM A RELATED PARTY

	October 28,	January 28,
	2025	2025
Advance to a related party	3,156,556	2,789,671

Footware Software Limited	102,086	-

During the period, the Company extended a loan to Footwear Software Limited, a related party, to support its operational requirements. This loan is unsecured, interest-free, and has no fixed repayment schedule. Repayment of the loan is subject to sufficient funds available with Footwear Software Limited.

10. TRADE AND OTHER PAYABLES

Trade creditors	8,101,907	3,509,870
Social security and other taxes	212,589	143,359
Invoice discounting	846,016	-
Contract liabilities	-	66,454
Accruals and deferred income	332,894	249,128
VAT	2,401,728	1,973,003
	11,895,134	5,941,814

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11. SHORT TERM FINANCING

Short -term financing	-	2,229,359

Description	PayPal Capital Loan	Together Finance	Treyed Stock Facility	Ultimate Finance Facility-123	Muse Finance Facility	Total
	———————--USD——————----

Opening balance as on January 29, 2024	-	-	635,269	921,848	379,627	1,936,744
Receipt	732,781	1,239,900	3,010,695	1,847,436	810,227	7,641,039
Repayment	(467,464)	-	(2,906,110)	(2,746,487)	(1,180,465)	(7,300,527)
Translation loss (gain)	-	(15,712)	-	(22,796)	(9,389)	(47,897)
Closing balance as on January 28, 2025	265,317	1,224,188	739,854	-	-	2,229,359

Opening balance as on January 29, 2025	265,317	1,224,188	739,854	-	-	2,229,359
Receipt	-	-	-	-	-	-
Repayment	(265,317)	(1,224,188)	(739,854)	-	-	(2,229,359)
Closing balance as on October 28, 2025	-	-	-	-	-	-

PayPal UK Ltd: This represents a Capital Loan facility. The facility carries a short repayment tenor, generally aligned with operating cash flows, and is subject to financing charges in accordance with the loan agreement with PayPal Capital. The effective cost of the facilities is embedded in the fixed fee, which represents a cost of financing ranging from 5.05% to 5.46% of the advance amount. The facilities are secured by a first-priority charge and right of deduction over all present and future receivables processed through the Company's PayPal account and balances held within said account.

Together Finance: This represents a short-term financing facility. The effective cost of the facilities is 1.54% per month. There is an arrangement fee of 1% (one time) and 2% per annum in case of default making payment timely. The collateral is 5% of each invoice financed.

Treyed Stock Facility: This represents a Stock Facility arrangement, whereby Treyed settles supplier invoices on behalf of the company and extends a corresponding short-term loan, extended to MIP and 123 Retail. These facilities are typically structured with a tenor of up to 90 days under the Payables Loan Agreement.

Ultimate Finance Group Limited: 123 Group has availed financing under short-term working capital arrangements with Ultimate Finance, which is extended to 123 retail and Direct Footwear. These facilities are secured by a first-ranking debenture over the assets of each company and are cross-guaranteed by the following group companies: 123 Employees Limited, 123 Investments Limited, Brightlark Limited, Direct Footwear Limited, and Moda Concessions Limited. A personal guarantee, limited to £500,000 ($619,700), has also been provided by Stephen Andrew Buck, a director, which covers the facilities of all three companies. For this Purchase Finance Facility, a purchase fee of 1.75% of the supplier payment is payable every 30 days.

Prime 5 Finance Limited (Muse): This represents a Supplier Payment Facility. The facility allowed the Company to obtain funding against approved supplier invoices, enabling the Company to pay 100% of the invoice value on the supplier's original due date. The cost of this facility comprises an arrangement fee of 1.00% and a periodic fee of 1.54% per month. The facility is secured by the assignment of the paid invoices to the funder.

The whole amount of loan has been repaid during the period.

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12. RELATED PARTIES LOAN

	October 28	January 28
	2025	2025
Clair Buck	668,301	-
D Buck	536,528	-
Ben Buck	525,094	-
Interest payable	43,646	-
	1,773,570	-

This represents interest free loan obtained from the directors of the Company. The amount is not payable before January 28, 2027.

The imputed interest @ 5.05% p.a has been charged to shareholders’ equity.

13. LONG TERM LOAN

	October 28 2025	January 28, 2025
Opening balance	-	-
Receipt during the period	2,014,334	-
Current Portion	-	-
Closing balance	2,014,334	-

It represents Charles Street Finance Loan obtained during the period under commercial lending terms. This loan bears interest at a rate of 5.3% per annum and has a contractual tenure of three years. The facility includes an interest-only period during the first year, during which no principal repayments are contractually due. Following the interest-only period, the loan principal is repayable in quarterly instalments over the remaining term of the facility. The loan is unsecured, and no collateral or security has been provided in respect of this facility.

14. DEFERRED TAX LIABILITIES

Liability for deferred taxation comprising temporary differences on other liabilities	11,403	10,578
Accelerated capital allowances	-	-

15. COMMON STOCK

The Company’s authorized capital is a mix of shares with different classes and with face value of $ 0.012394 (£0.01) and $1.2394 (£1.00). Its total authorized capital is 37,927 shares, which comprises class A and ordinary shares. This includes; 8,578 shares of class A having face value of $ 0.012394 (£0.01) each [Total amount: $106.32 (£85.78)], 28,722 ordinary shares have face value of $ 0.012394 (£0.01) each [Total amount: $355.98 (£287.22)], whereas, 627 ordinary shares have face value of $ 1.2394 (£1.00) each [Total amount: $777.10 (£627.00)].

The issued and paid-up capital of the company is 35,716, which comprises 8,578 shares of class A having face value of $ 0.012394 (£0.01) each [Total amount: $106.32 (£85.78)], 27,022 ordinary shares with face value of $ 0.012394 (£0.01) each [Total amount: $334.91 (£270.22)] and 116 ordinary shares of face value $ 1.2394 (£1.00) each [Total amount: $143.77 (£116.00)].

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16. NET SALES

	Three Months Ended		Nine Months Ended
	October 28		October 28
	2025	2024	2025	2024

Net Sales	8,534,942	15,737,184	24,643,648	26,188,231

17. OTHER OPERATING COST

Freight and carriage	484,681	378,735	1,328,294	1,206,243
Rent, rates and water	40,952	309,872	1,607,885	1,688,342
Light and heat	5,710	104,815	224,196	229,024
Repairs and maintenance	742	-	29,136	-
Salaries, wages and other benefits	2,052,876	1,594,963	3,615,005	4,914,455
Motor expenses	2,059	90,889	80,834	101,633
Travel and subsistence	6,127	92,798	240,548	103,767
Telephone	1,506	36,074	59,114	40,339
Computer expenses	840	72,127	32,981	80,652
Printing, postage and stationery	814	-	31,940	-
Sundry expenses	6,743	474,068	264,751	530,104
Recruitment costs	1,033	112,765	40,543	126,094
Website costs	1,106,247	456,910	2,241,777	2,300,040
Advertising	4,272	190,666	167,715	325,023
Licenses and insurance	6,600	165,634	259,120	185,212
Legal and professional fees	1,279	83,842	50,208	93,752
Accountancy fees	127	9,400	4,996	12,335
Auditors’ remuneration	40,221	15,428	40,221	15,428
Bad debts	145,229	140,414	146,306	157,010
	3,908,058	4,329,400	10,465,570	12,109,453

18. DEPRECIATION AND AMORTIZATION

	Three Months Ended		Nine Months Ended
	October 28		October 28
	2025	2024	2025	2024
Depreciation	89,574	79,188	230,545
Amortization	80,436		241,309	237,385
	170,010	79,188	471,854	237,385

19. OTHER EXPENSES

Loss on disposal of property, plant and equipment	-	213,896	-	342,395
	-	213,896	-	342,395

20. OTHER INCOME

	Three Months Ended		Nine Months Ended
	October 28		October 28
	2025	2024	2025	2024
Foreign currency gains	4		4	32,144
Miscellaneous	13,551		13,551	48,298
Management charges	-		-	21,870
	13,555		13,555	102,311

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21. FINANCE COST

Trade facility charges	94,690	10,020	175,207	117,057
Bank charges	215,182	88,941	398,155	404,664
Other interest payable	212,188	59,198	392,614	183,172
Hire purchase	452	-	836	-
	522,511	158,159	966,812	704,893

The trade facility charges comprise of the cost of 3 facilities, including invoice factoring fee and related interest, stock facility fee and trade finance facility fee. Cost of financing ranges from 5.05% to 5.46% of the advance amount.

21. INCOME TAXES

	Three Months Ended		Nine Months Ended
	October 28		October 28
	2025	2024	2025	2024
Current
For the period	-	325,691	-	325,691
Prior period	-	-	-	-
	-	325,691	-	325,691
Deferred	-	-	-	-
	-	325,691	-	325,691

The effective rate used for the tax calculation is 20%.

22. RELATED PARTIES

Related parties comprise the parent Company, associated companies / undertakings, directors of the Company and their close relatives and key management personnel of the Company. The Company, in the normal course of business carries out transactions with various related parties. Credit terms with related parties are normal business arrangements. Amounts due from and due to related parties are shown under respective notes to these condensed financial statements.

		October	October
		2025	2024
Transactions during the period
Mr. Stephen Andrew Buck (Director)	Advance to a related party against building	366,885	1,456,878
Mr. Claire Buck (Director)	Funds received	668,301	-
Mr. Claire Buck (Director)	Imputed interest	16,875
Mr. D Buck (Director)	Funds received	536,528	-
Mr. D Buck (Director)	Imputed interest	13,547
Mr. Ben Buck (Director)	Funds received	525,094	-
Mr. Ben Buck (Director)	Imputed interest	13,224
Footwear Software Limited	Loan to a related party	102,086	-

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		October 28	January 28
		2025	2025
Outstanding balance Receivable and payable
Mr. Stephen Andrew Buck (Director)	Advance to a related party	3,156,556	2,789,671
Mr. Claire Buck (Director)	Loan from Director	668,301	-
	Imputed interest	16,875	-
Mr. D Buck (Director)	Loan from Director	536,528	-
	Imputed interest	13,547
Mr. Ben Buck (Director)	Loan from Director	525,094	-
	Imputed interest	13,224	-
Footwear Software Limited	Loan to a related party	102,086	-

23. SUBSEQUENT EVENTS

The transaction to acquire the Company’s 51% equity interest was initiated by GlobalTech Corporation (GTC) “a US Entity” on November 25, 2025, which was consummated on December 15, 2025 and GTC formally executed the share purchase agreement and acquired a 51% equity interest in the Company.

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